SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  June 2, 1998


                                    PHC, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                  Massachusetts
                    (State of Incorporation or Organization)

        0-23524                                              04-260571
(Commission File Number)                                  (I.R.S. Employer
                                                          Identification No.)


200 Lake Street, Suite 102, Peabody, Massachusetts                 01960
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (978) 536-2777

Item 3.   Other Events.

Discontinuance of Operations of Nursing and Rehabilitation Facility.



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  June 5, 1998 (May 26, 1998)


                                    PHC, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                  Massachusetts
                    (State of Incorporation or Organization)

        0-23524                                               04-260571
(Commission File Number)                                   (I.R.S. Employer
                                                            Identification No.)


200 Lake Street, Suite 102, Peabody, Massachusetts                01960
 (Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (978) 536-2777

Item 3.    Bankruptcy or Receivership

     On May 26, 1998, PHC, Inc.'s wholly owned subsidiary, Quality Care Centers of Massachusetts, Inc., doing business as Franvale Nursing and Rehabilitation Center, filed for reorganization under Chapter 11 of the United States bankruptcy Code in the Eastern Division of the District of Massachusetts at Boston, Massachusetts. The case was assigned to C J Kenner. On May 27, 1998 on motion of Franvale, the court authorized the appointment of a Trustee and appointed Joseph Braunstein as the Chapter 11 Trustee. On May 29, 1998, the Bankruptcy Court terminated the Chapter 11 proceeding determining that there was no likelihood of reorganization since the prospective acquirer of the facility was now imposing certain terms unacceptable to all interested parties and that the transfer of patients and liquidation of assets could be as readily effectuated in a state court receivership under the aegis of the Massachusetts Health Care Statutes and accordingly dismissed the Chapter 11 case. On June 1, 1998, on the Petition of the Attorney General of the Commonwealth of Massachusetts on behalf of the Department of Public Health with the acquiescence of Franvale, Robert Griffin was appointed by J. Kottmyer as Receiver to transfer the patients and close the facility expeditiously.

     Although the full extent of the financial impact on PHC, Inc cannot be determined at this time, the management of PHC does not believe that the liquidation of the assets of Quality Care Centers of Massachusetts, Inc. will have a substantial impact on PHC's financial position as previously reported. Quality Care Centers of Massachusetts, Inc. posted a loss from Discontinued Operations of approximately $1.8 million in the nine months ended March 31, 1998 and $1.9 million in the previous fiscal year. The elimination of this loss will enhance the profitability of PHC.

Item 5.   Other Events.

     On May 27, 1998, PHC of Rhode Island, Inc, ("PHRI") entered into an agreement with NMI Realty, ("NMI") the owners of the Good Hope Center real estate. This agreement releases PHRI from the remaining 16 years on the Good Hope Center property lease in exchange for some of the PHRI fixed assets and payments of approximately $125,000.00 over the next seven months. This agreement reduces the future cash requirements of PHRI considerably.

     PHRI will continue to incur some operating expenses over the next several months as a result of the costs related to the ongoing collection of outstanding Accounts Receivable. The closure of PHRI will eliminate approximately $65,000 in losses each month and further enhance the profitability of PHC.

                                    SIGNATURE


     Pursuant to the requirements of the securities exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     PHC, INC.


Date:  June 5, 1998                                   By:  /s/ Bruce A. Shear
                                                          Bruce A. Shear
                                                          President

Item 6.     Exhibits and Reports on Form 8-K.

(a)    Exhibit Index

Exhibit No.                         Description

4.29 Notice and Agreement of Termination of Lease and Option to Purchase; Bill of Sale; Assignment of Licenses; Promissory Note; and Guaranty by and between NMI Realty, Inc. and PHC of Rhode Island, Inc. dated May 31, 1998.

                                 SIGNATURE


     Pursuant to the requirements of the securities exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                PHC, INC.


Date:  June 2, 1998                             By: /s/ Bruce A. Shear
                                                    Bruce A. Shear
                                                    President

Exhibit List                         Description

4.29 Notice and Agreement of Termination of Lease and Option to Purchase; Bill of Sale; Assignment of Licenses; Promissory Note; and Guaranty by and between NMI Realty, Inc. and PHC of Rhode Island, Inc. dated May 31, 1998.

Exhibit 4.29


                  NOTICE AND AGREEMENT OF TERMINATION OF LEASE
                             AND OPTION TO PURCHASE

      Notice is hereby given that the following Lease and Option Agreement dated March 16, 1994 (the "Agreement") is hereby terminated:

LANDLORD:         NMI  Realty,  Inc.,  a Rhode  Island  corporation  having  a mailing address of P. O. Box 470, East Greenwich, RI 02818.

TENANT: PHC of Rhode Island, Inc., d/b/a Pioneer Healthcare, a Massachusetts corporation having an address of 200 Lake Street, Suite 102, Peabody, MA 01960.

DESCRIPTION       A certain  parcel of land  together  with the  buildings and
OF PREMISES:      other improvements  located  thereon situated on John Potter
                  Road, West Greenwich, Rhode Island, as more particularly described in Exhibit A to the Notice of Lease and Option to Purchase recorded in Book 65, Page 841 of the Town of West
                  Greenwich  Land  Evidence Records (the "Premises").

COMMENCEMENT      March 1, 1994
DATE:

TERMINATION OF    Landlord  and Tenant have agreed to  irrevocably  cancel and
OPTION TO         terminate the right to purchase the Premises pursuant to the
PURCHASE:         terms of the Agreement.

OTHER             This Notice is intended to terminate  all the rights,  terms
PROVISIONS:       and conditions of the Agreement.


Executed as a sealed instrument as of the 31st day of May, 1998.

Signed in the presence of:                      Landlord:
                                                NMI REALTY, INC.

/s/  T. A. Bates                                By:  /s/ Alan Willoughby
                                                         President

                                                Tenant:
                                                PHC OF RHODE ISLAND, INC.

/s/  T. A. Bates                                By:  /s/ Bruce A. Shear
                                                         President

COMMONWEALTH OF MASSACHUSETTS
COUNTY OF ESSEX

      In Peabody on the 27th day of May, 1998, before me personally appeared Alan Willoughby, President of NMI Realty, Inc., to me known and known by me to be the party executing the foregoing instrument, and he acknowledged said instrument, by him executed, to be his free act and deed individually, as President aforesaid, and the free act and deed of NMI Realty, Inc.



                                                /s/ Stuart Kaufman
                                       SEAL     Stuart Kaufman, Notary Public
                                                My Commission expires
                                                  February 26, 2004

COMMONWEALTH OF MASSACHUSETTS
COUNTY OF ESSEX

      In Peabody on the 27th day of May, 1998, before me personally appeared Bruce A. Shear, President of PHC of Rhode Island, Inc., to me known and known by me to be the party executing the foregoing instrument, and he acknowledged said instrument, by him executed, to be his free act and deed individually, as President as aforesaid and the free act and deed of PHC of Rhode Island, Inc.



                                                /s/ Stuart Kaufman
                                       SEAL     Stuart Kaufman, Notary Public
                                                My Commission expires
                                                  February 26, 2004

                                 BILL OF SALE

     FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, PHC of Rhode Island, Inc. a duly organized and existing Massachusetts corporation (hereinafter referred to as "Seller"), does hereby sell, assign, transfer and convey to GHC, Inc. a duly organized and existing Rhode Island corporation (hereinafter referred to as "Purchaser") all right, title and interest in and to the Business Assets (as defined below), free and clear of any lien, charge and encumbrance of claim of any third party. The term "Business Assets" shall mean all of the assets owned by Seller or in which Seller has any rights or interests comprising and used by Seller in connection with or related to the ownership, management or operation of the treatment center for chemically dependent individuals known as Good Hope Center (the "Facility") located off John Potter Road, West Greenwich, Rhode Island, as of the date hereof, tangible and intangible, wheresoever situated and whether or not specifically referred to, and any and all of Seller's right, title and interest therein and thereto (but excluding the Excluded Assets, as hereinafter defined), including without limiting the generality of the foregoing, the following:

      (a) All machinery, equipment, furniture, furnishings, fixtures, vehicles, computers, telephones, supplies, and all other tangible assets now or hereafter owned by Seller prior to June 1, 1998 and used in connection with the operation of the Facility, wherever located, with the exception of the rights to any and all yellow page advertisements and any and all telephone numbers associated therewith.

      (b) All of Seller's right, title and interest in, to or under the contracts, agreements, leases, licenses, permits, approvals, purchase orders and commitments, and any other intangible assets in which Seller now or hereafter has any present or future right or interest prior to June 1, 1998 and used in connection with the operation of the Facility, which will be assumed by Purchaser.

      (c) All leasehold improvements owned or made to the real property where the Facility is located (the "Property") by seller.

      (d) All other tangible and intangible assets owned by Seller and used in connection with the ownership and operation of the Facility, on the date hereof, including, without limitation, all books and records, customer and supplier lists, provider agreements, patient lists, approvals, permits, contracts, plans, surveys, policy manuals, accounts, records, Seller's forms and office supplies, all advertising and promotional literature relating to Seller's products, services or operations, all software and computer programs and documentation, if any, used in conducting the business, including, without limitation, flow charts, diagrams, descriptive texts and programs, computer printouts, underlying tapes, computer data bases and similar items used in Seller's business.

      (e) Any and all of Seller's trademarks and trademark applications, service marks and service mark applications, trade names (including, without limitation, the name "Good Hope Center" and all derivatives thereof), copyrights and copyright applications, and including the associated goodwill, the right to sue for and recover such damages and such other relief as might be granted by a court of competent jurisdiction for past infringement thereof, and, to the extent transferable, any and all licenses or permits (including, without limitation, any transferable licenses, permits, certificates, registrations or authorizations from or with federal and state regulatory authorities and/or Medicare and/or Medicaid) with respect to the business and/or operations of Seller and the Facility.

      (f) Any and all advances or pre-payments made by patients for services not rendered prior to the Closing Date.

      (g) Except as expressly provided herein to the contrary, all other assets, tangible or intangible, wherever located, held or used in connection with the ownership, operation and management of the Facility, whether or not included in or reflected on the books of Seller or its financial statements.

      Notwithstanding anything to the contrary herein provided, the Business Assets shall not include (a) any accounts receivable, cash, bank balances, money market accounts, certificates of deposit, marketable securities or accounts, or accounts or loans received by Seller, (b) any endowment or restricted or unrestricted accounts of Seller, and any funds received pursuant to any grant awards, (c) the Packard Bell computer and Hewlett Packard Inkjet printer currently being utilized in the Facility administrative offices, (d) any payment obligation or liability for services rendered, materials, supplies or labor which obligation arose prior to June 1, 1998; all of which assets listed in foregoing clauses (a), (b), (c) and
(d) of this paragraph shall be retained by Seller, as the case may be (the "Excluded Assets") and shall not be sold, assigned, transferred, conveyed or delivered to Purchaser.

      IN WITNESS WHEREOF, this Bill of Sale has been executed by Seller as of the 27th day of May, 1998.

                                                PHC of Rhode Island, Inc.

                                                By /s/  Bruce A. Shear
                                                        President

phc. bs

                               PROMISSORY NOTE

$100,000.00                                                      May 27, 1998


      FOR VALUE RECEIVED, PHC of Rhode island, Inc., with an address of Suite 102, 200 Lake Street, Peabody, MA 01960 (hereinafter referred to as "Maker"), promise to pay to the order of NMI Realty, Inc., with an address of 902 Whaley Hollow Road, Coventry, RI 02816 (hereinafter referred to as "Payee"), the principal sum of One Hundred Thousand Dollars ($100,000.00), which shall be paid (i) in equal monthly installments of Twenty Thousand Dollars ($20,000.00), beginning on the lst day of June, 1998, and on the 1st day of July, 1998 and August, 1998; and (ii) in equal monthly installments of Ten Thousand Dollars ($10,000.00) on the lst day of September, 1998, and on the lst day of October, 1998, November, 1998, and December, 1998, and until all unpaid principal, all other expenses and other charges payable hereunder shall be paid in full.

      The entire principal balance and any Collection Charges (hereinafter defined) shall be paid to Payee on December 1, 1998 (the "Maturity Date").

      All sums payable hereunder are payable at the above stated address of Payee or such other place or places as Payee, its successors or assigns (the "Holder") may designate in writing.

      This Note may be prepaid at any time, in whole or in part, without penalty or premium.

      All sums paid under this Note shall be applied first to any Collection Charges then due and unpaid, with the remaining balance, if any, to be applied to unpaid principal.

      Payee and any successor Holder may assign, transfer or negotiate this Note and any security for the performance of Maker's obligations hereunder, and in such event all the provisions of this Note shall inure to the benefit of and may be exercised by or on behalf of the successor Holder.

      The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:

      1. Nonpayment of principal due under this Note when it shall become due and payable (no prior demand therefor being necessary) and such nonpayment shall have continued for more than fifteen days. However, upon receipt of payment by Payee, said default will be considered cured.

      2.    Nonpayment of any Collection Charges.

      3. The breach of, or the proving false or misleading, in any material respect, of any representation or warranty now or hereafter made to any Holder by, on behalf of, or for the benefit of Maker, or by Maker as contained in the Letter Agreement between PHC of Rhode Island, Inc., PHC, Inc., NMI Realty, Inc. and GHC, Inc. dated May 22, 1998, (the "Letter Agreement").

      4. Failure to make payment of the property tax bill for the quarter ended August 31, 1998, in accordance with paragraph 3 of the Letter Agreement.

      5. (a) (i) The insolvency or inability of Maker to pay its debts as they mature; (ii) the appointment of a receiver, trustee, custodian or other fiduciary, for, or for any of the property of, Maker; (iii) the making of an assignment for the benefit of creditors, or the making of or entering into a trust mortgage or deed or other instrument of similar import for the benefit of creditors, by Maker; or (iv) the convening of a meeting of the creditors, or the selection of a committee representing the creditors, of Maker; or

            (b) The filing of a petition, complaint, motion or other pleading seeking any relief under any receivership, insolvency, or debtor relief law, or seeking any readjustment or any similar type of relief, or the filing of a petition, complaint, or motion under any chapter of the Federal Bankruptcy Code, 11 U.S.C. (Sub-section)101 et seq., as the same now exists or may hereafter be amended (the "Bankruptcy Code"), by Maker; or

            (c) The filing of a petition, complaint, motion or other pleading seeking any relief under any receivership, insolvency, or debtor relief law, or under any chapter of the Bankruptcy Code, or seeking any readjustment of indebtedness, reorganization, composition, extension or any similar type of relief, or the entry of any order for relief under any chapter of the Bankruptcy Code, against Maker; provided, however, that if Maker shall immediately notify Holder in writing of the filing of any such petition, complaint, motion or other pleading against Maker and shall provide evidence satisfactory to Holder that Maker has in good faith and within ten
(10) days after the filing of any such petition, complaint, motion or other pleading filed an answer thereto contesting same, then there shall be no Event of Default under this subparagraph (c) until the earliest of (i) the entry of an order for relief or a judgment under any proceedings referred to in this subparagraph (c), (ii) the appointment of a receiver, trustee, custodian or other fiduciary in any such proceeding or (iii) the expiration of a period of thirty (30) days, at the end of which such petition, complaint, motion or other pleading remains undismissed; or

      6. Upon the occurrence of any Event of Default, this Note, at the option of the Holder, shall become immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by Maker. The Holder's failure to exercise such option shall not constitute a waiver of the right to exercise it at any other time.

     No renewal or extension granted, or any indulgence shown to, or any release of, or any dealings between the Holder and any other person, corporation, or entity now or hereafter interested in this Note or in the property securing this Note, whether as owner, guarantor, encumbrance, grantor, or otherwise, shall discharge, extend or in any way affect the obligations of Maker hereunder.

     Maker shall remain primarily, liable on this Note until full payment, unaffected by any agreement or transaction between any Holder and any alienee as to payment of principal, interest or other monies, by any forbearance or extension of time, guaranty or assumption by others, or by any other matter, as to all of which notice is hereby waived by Maker.

     Maker will pay the legal and other fees and expenses of the Holder reasonably incurred in connection with or incidental to the enforcement of any of the obligations of Maker or rights of the Holder under this Note, by litigation or otherwise; and all such fees and expenses shall be indebtedness under this Note, payable on demand (collectively the "Collection Charges").

     This Note may not be modified or terminated orally.

     This Note has been executed and delivered in Rhode Island and for all purposes shall be enforced and construed in accordance with the substantive law of the State of Rhode Island, without resort to Rhode Island's conflict of laws rules.

     IN WITNESS WHEREOF, the undersigned have executed this Note as of the day and year first above written.



                                             PHC of Rhode Island, Inc.

Witnessed By:

 /s/ Stuart Kaufman                          By /s/  Bruce A. Shear
                                                     President


                                   GUARANTY
                                                                  May 27, 1998

      To  induce  NMI  Realty,   Inc.   (the   "Payee")  to  grant   financial
accommodations to PHC of Rhode Island, Inc., Suite 102, 200 Lake Street, Peabody, MA 01960, (the "Maker"), and in consideration thereof, the undersigned guarantor (the "Guarantor") hereby unconditionally guarantees to the Payee the due and punctual payment and performance of Maker's Obligations (as herein defined), when due, whether by acceleration or otherwise. "Obligations" means all indebtedness and liabilities whatsoever of Maker to Payee, pursuant to the above Promissory Note between Maker and Payee.

      The Guarantor hereby: (i) agrees to pay all costs and expenses (including reasonable attorneys' fees) incurred in collecting or enforcing the Obligations or property securing payment of this Guaranty; (ii) waives
any  and  all  rights   Guarantor  may  have  against  the  Maker  by  way  of
subrogation, reimbursement, set-off, claim or otherwise arising out of the payment or performance by Guarantor of any of the Obligations to Payee; and
(iii) waives notice of acceptance of this Guaranty, presentment, demand, protest, notice of protest, notice of dishonor, notice of non-payment, any defenses available to a surety, indorser or guarantor under applicable law, and any right to require suit against the Maker or any other party before enforcing this Guaranty.

      The Guarantor further consents and agrees that renewals and extensions of time of payment, surrender, release, exchange, substitution, dealing with or taking additional collateral security, taking or releasing other guaranties, abstaining from realizing upon any collateral security or other guaranties and any and all other forbearances or indulgences granted by the Payee to the Maker or any other party may be made, granted and effected by the Payee without notice to the Guarantor and without in any way affecting the Guarantor's liability hereunder.


      This Guaranty has been executed and delivered in Rhode Island and for all purposes shall be enforced and construed in accordance with the substantive law of the State of Rhode Island, without resort to Rhode Island's conflict of laws rules.


                                                PHC, Inc.
Witnessed By:

 /s/ Stuart Kaufman                             By /s/  Bruce A. Shear
                                                        President